UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14th, 2012

Commission File Number: 333-152002

DAULTON CAPITAL CORP

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

30-0459858

(IRS Employer Identification Number)

Level 13- 40 Creek St
Brisbane QLD Australia 4000,
(Address of principal offices)

Tel: 888 408-9402

(Registrant’s telephone number)

www.DaultonCapital.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant

Daulton Capital Corp (the “Company”) has replaced John Kinross-Kennedy (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of December 14th, 2012, and has engaged, Salberg & Company, P.A., 2295 NW Corporate Blvd., Suite 240, Boca Raton, FL 33431-7328 (the “New Accounting Firm”) as its new independent registered public accounting firm as of and for the First Quarter of the fiscal year ending April 30th, 2013.  As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

Item 4. 01(a)     Previous Independent Accountants

Information Required by Item 304(a)(1) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

(i) On December 14th, 2012, the Company replaced the Former Accounting Firm as its independent registered public accounting firm effective on that date.

(ii) The report of the Former Accounting Firm of the Company's financial statements as of and for the years ended April 30th, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The reports of the Former Accounting Firm on the Company’s financial statements as of and for the years ended April 30th, 2012 and 2011 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses since inception and existing uncertain conditions which the Company faces relative to its obtaining capital in the equity markets.

(iv) The Company’s Board made the decision to change independent accountants, acting under authority delegated to it, and approved the change of the independent accountants at a Board of Director’s meeting on December 13th, 2012.

(v) During the two most recent fiscal years and through April 30th, 2012, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. The Former Accounting Firm has furnished its letter stating that it agreed with the statements made herein. Said letter is attached hereto as Exhibit 1.

Item 4.01(b)     New Independent Accountants

On December 17th, 2012, The Board accepted the appointment of and engaged Salberg & Company, P.A (the “New Accounting Firm”) as our independent registered public accounting firm for the year ending April 30th, 2013.  The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on December 17th, 2012.

The Company has not consulted with Salberg & Company PA during our two most recent fiscal years or during any subsequent interim period prior to its appointment as the new Independent Registered Pubic Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAULTON CAPITAL CORP

By:		/s/ BRIAN SMITH
	Name:	BRIAN SMITH,
	Title:	DIRECTOR

3